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                                                                    EXHIBIT 99.2

[ARLINGTON HOSPITALITY LOGO]
ARLINGTON HOSPITALITY, INC.
2355 South Arlington Heights Road - Suite 400 - Arlington Heights, IL 60005 847-228-5400 Fax: 847-228-5409 www.arlingtonhospitality.com


For Immediate Release
CONTACT:                                              MEDIA CONTACT:
James B. Dale, Chief Financial Officer                Jerry Daly or Carol McCune
847-228-5401 x 361                                    703-435-6293
jimdale@arlingtonhospitality.com                      jerry@dalygray.com


    ARLINGTON HOSPITALITY, INC. RETAINS HVS FOR CEO SEARCH; NAMES INTERIM CEO

                    ANNOUNCES ANNUAL SHAREHOLDER MEETING DATE


         ARLINGTON HEIGHTS, Ill., December 2, 2004-- Arlington Hospitality, Inc. (Nasdaq: HOST) today announced that it has retained HVS Executive Search (HVS) to direct the search for a new president and chief executive officer, and that it will hold its annual shareholder meeting on December 22, 2004.

PRESIDENT AND CHIEF EXECUTIVE OFFICER SEARCH; INTERIM CEO

         HVS Executive Search is a search firm that specializes in the lodging industry. The search will be led by Keith Kefgen, president of HVS. During the search process, the company will seek and consider qualified candidates from both outside as well as inside the company.

         The company's board of directors has formed a search committee composed of four directors who will evaluate candidates presented by HVS and make recommendations to Arlington's full board. The company expects to begin the search as soon as practicable.

         The board has appointed Stephen K. Miller, senior vice president real estate and business development, to serve as the company's interim CEO, upon the separation of current president and CEO Jerry Herman on December 31, 2004, until a permanent CEO is hired. Miller, a 25-year hotel industry veteran, has been with Arlington since August 2003 and, as a key member of

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its business strategy committee, has been involved in all facets of the company.
Prior to joining Arlington Hospitality, Miller held executive level hotel development positions at Carlson Hotels Worldwide and Wyndham International.

ANNOUNCES ANNUAL SHAREHOLDER MEETING DATE

         Separately, the company said it will hold its annual meeting at 9 a.m. CST on Wednesday, December 22, 2004, at Arlington's corporate headquarters located at 2355 S. Arlington Heights Rd., Arlington Heights, Ill.

         The record date for determination of shareholders entitled to vote at the meeting is November 24, 2004.

         Shareholders will vote on the election of directors and the ratification of the company's independent auditors. Additional details on these items are available in Arlington's annual meeting proxy statement, which is on file with the Securities and Exchange Commission and will be posted to the company's Web site, www.arlingtonhospitality.com.

ABOUT ARLINGTON HOSPITALITY

         Arlington Hospitality, Inc. is a hotel development and management company that builds, operates and sells mid-market hotels. Arlington is the nation's largest owner and franchisee of AmeriHost Inn hotels, a 106-property mid-market, limited-service hotel brand owned and presently franchised in 20 states and Canada by Cendant Corporation (NYSE: CD). Currently, Arlington Hospitality, Inc. owns or manages 51 properties in 15 states, including 48 AmeriHost Inn hotels, for a total of 3,672 rooms, with additional AmeriHost Inn & Suites hotels under development.

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         This press release may contain forward-looking statements.
Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should," and "could." There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a discussion of these factors, see the Company's report on Form 10-K for the year ended December 31, 2003, reports on Form 10-Q for the periods ended March 31, 2004, June 30, 2004,and September 30, 2004 under the section headed "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risk Factors."